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                                                                  EXECUTION COPY
                                                      Proprietary & Confidential

                              RITE AID CORPORATION

                                ---------------

                                 PARENT GUARANTY

                                ---------------

                           Dated as of June 27, 2001.


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                                                                 PARENT GUARANTY
                                                      Proprietary & Confidential

                                 PARENT GUARANTY

     PARENT GUARANTY, dated as of June __, 2000 (this "Guaranty"), by RITE AID CORPORATION, a Delaware corporation (the "Guarantor"), to WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee of the RAC DISTRIBUTION STATUTORY TRUST (the "Lessor"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Participation Agreement dated as of the date hereof among the Lessor, Rite Aid Realty Corp. (the "Lessee"), the Guarantor, Wells Fargo Bank Northwest, National Association, not in its individual capacity except as expressly provided therein but solely as Trustee of RAC Distribution Statutory Trust, the Persons named therein as Certificate Holders and Note Holders, and Citicorp USA, Inc., as Agent (the "Agent") (as the same may be amended from time to time, the "Participation Agreement").

                              Preliminary Statement

     A. As contemplated by the Participation Agreement, the Lessor will acquire
(i) a fee interest in two certain parcels of land located in Perryman, Maryland, and a fee interest in certain improvements located thereon and (ii) a leasehold interest in a certain parcel of land located in Lancaster, California, and a fee interest in certain improvements located thereon.

     B. The Lessor will finance its acquisition of its interests in the Properties through the issuance of Notes and Certificates.

     C. The Guarantor intends this Guaranty to be an inducement for (i) the Lessor and the Agent to enter into the transactions contemplated by the Operative Documents, (ii) the Note Holders to purchase the Notes, and (iii) the Certificate Holders to purchase the Certificates, all of which the Agent, the Lessor, the Trust, the Note Holders and the Certificate Holders would be unwilling to do if the Guarantor did not execute and deliver this Guaranty.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Guaranty, the Guarantor hereby agrees to be bound as follows:

     1. Guaranty. The Guarantor unconditionally guarantees and agrees with the Lessor that (i) all Rent, the Residual Value Amount, the Termination Value, all indemnification payments required to be made pursuant to Section 9.14 of the Participation Agreement and all other sums stated in the Operative Documents to the extent payable by the Lessee thereunder will be promptly paid in full when due, whether at stated maturity, by acceleration or otherwise, in accordance with the provisions of the Operative Documents and (ii) the Lessee will perform, comply with and observe all


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                                                                 PARENT GUARANTY
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other obligations, covenants, terms, conditions and undertakings of the Lessee contained in the Operative Documents.

     2. Nature of the Guaranty. (a) This Guaranty shall be irrevocable, and in all events shall be continuing, unconditional and absolute, and if for any reason any sums stated in the other Operative Documents to be payable by Lessee, or any part thereof, shall not be paid promptly when due, or any other obligation, covenant, term, condition or undertaking of the Lessee contained in any Operative Document shall not be performed, complied with or observed in accordance with said Operative Document, subject in each case, in respect of such obligation to pay or perform, to the terms of the Operative Documents, then in each such instance upon demand of payment, performance, compliance or observance, made by the Lessor to the Guarantor, the Guarantor shall pay, perform, comply with or observe the same to or for the benefit of the Lessor pursuant to and in accordance with the provisions of the Operative Documents, regardless of any defenses or rights of set-off or counterclaim, regardless of whether the Lessor shall have taken any steps to enforce its rights against the Guarantor, the Lessee or any other Person, to collect such sums, or any part thereof, and regardless of any other condition or contingency. The Guarantor also agrees to pay on demand to the Lessor such further amounts as shall be sufficient to cover the costs and expenses of collecting such sums, or part thereof, or of otherwise enforcing this Guaranty, including, in any case, compensation to their respective attorneys for all services rendered in that connection.

     (b) Any and all payments by the Guarantor hereunder shall be made free and clear of and without deduction for any and all Charges. If the Guarantor shall be required by Law to deduct any Charges from or in respect of any sum payable hereunder, (i) the amounts payable by the Guarantor shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph 2(b)) the Lessor receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

     3. The Guarantor hereby unconditionally (a) waives any requirement that the Agent, the Lessor, the Trust, the Note Holders and the Certificate Holders first make demand upon, or seek to enforce remedies against, any other Person or any of the collateral or property of such other Person before demanding payment from, or seeking to enforce this Guaranty against, the Guarantor; (b) covenants that this Guaranty will not be discharged except by complete satisfaction of all obligations of the Lessee contained in the Operative Documents; (c) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, illegality, irregularity or unenforceability in who le or in part of any other Operative Document (and the Guarantor hereby waives any defense relating to the enforceability of the Operative Documents or any provision contained therein) or except as expressly set forth herein or

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in the Operative Documents, or any limitation of the liability of the Company thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; (d) waives diligence, presentment and protest with respect to, and, except as expressly provided herein or in the Operative Documents, any notice of default in, the payment of any amount at any time payable under or in connection with the Instruments or any of the Operative Documents; and (e) agrees that each and every right, power and remedy given under this Guaranty or any other Operative Document shall be cumulative and not exclusive, and be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing.

     4. The Guarantor hereby irrevocably waives any claim, remedy or right that it may now have or hereafter acquire against the Lessee that arise from the existence, payment, performance or enforcement of the obligations of the Lessee under any other Operative Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent, the Lessor, the Trust, any Note Holder or any Certificate Holder against the Lessee whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Lessee directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of all amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Lessor, and shall forthwith be paid to the Lessor and be credited and applied to the amounts payable under this Guaranty. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangement contemplated by the Operative Documents and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits. Notwithstanding the foregoing, the obligation to hold amounts in trust shall not have effect to the extent that it would otherwise create or take effect as a charge or security interest over such amounts.

     5. The obligations, undertakings and conditions to be performed or observed by the Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Operative Documents, all without notice to, or the further consent of, the
Guarantor:

          (a) the waiver by the Agent, the Lessor, the Trust, any Note Holder or any Certificate Holder or any other Person of the observance or performance by the Lessee or the Guarantor of any of the obligations, undertakings or conditions contained in any of the Operative Documents, except to the extent of such waiver;

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          (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under any of the Instruments, the Loan Agreement, or any other Operative Document or of any other sums or obligations under or arising out of or on account of the Instruments, the Loan Agreement or any other Operative Document except to the extent of such extension;

          (c) the modification or amendment (whether material or otherwise) of any of the obligations of the Lessee, the Lessor, the Guarantor or any other guarantor under any Operative Document, except to the extent of such modification or amendment;

          (d) the taking or the omission of any of the actions referred to in any other Operative Document (including, without limitation, the giving of any consent referred to therein);

          (e) any failure, omission, delay or lack on the part of the Agent, the Lessor, the Trust, any Note Holder, any Certificate Holder, or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Agent, the Lessor, the Trust, any Note Holder or any Certificate Holder or any other Person in any of the Operative Documents or any action on the part of the Agent, the Lessor, any Note Holder or any Certificate Holder, or any other Person granting indulgence or extension in any form;

          (f) the release or discharge of the Agent, the Lessor, the Trust, the Lessee or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by the Agent, the Lessee or any other Person under any Instrument or any other Operative Document by operation of Law;

          (g) the receipt and acceptance by the Agent, the Lessor, the Trust, a Note Holder, a Certificate Holder, or any other Person of notes, checks or other instruments for the payment of money and extensions and renewals thereof;

          (h) any action, inaction or election of remedies by the Agent, the Lessor, the Trust, a Note Holder, a Certificate Holder or any other Person which results in any impairment or destruction of any sub rogation rights of the Guarantor, or any rights of the Guarantor to proceed against any other Person for reimbursement;

          (i) the surrender by the Agent, the Lessor, the Trust, any Note Holder, any Certificate Holder or any other Person of any security at any time held for the performance or observance of any of the agreements, covenants,

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                                                                 PARENT GUARANTY
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     terms or conditions contained in the Instruments or any of the other
     Operative Documents;

          (j) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the States of New York or any other applicable jurisdiction;

          (k) any other circumstances whatsoever (with or without notice to or knowledge of the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor with respect to its obligations hereunder or under the other Operative Documents, in bankruptcy or in any other instance, except based on payment or performance;

          (l) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Guarantor, any Note Holder, any Certificate Holder, the Agent or the Lessor and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of the Guarantor hereunder;

          (m) any sublease or other use of any of the Properties, or any sale, transfer, disposition, grant of security interest, mortgaging or assignment by the Lessee of any of its interests, rights or obligations, in, to and under the Lease, or with respect to any of the Properties or any part thereof, whether or not permitted by the terms of any of the Operative Documents;

          (n) any assignment or grant of security interest by any Note Holder of all of any part of such Note Holder's right, title and interest in its Notes or in the Collateral;

          (o) any assignment or grant of security interest by any Certificate Holder of all or part of such Certificate Holder's right, title and interest in its Certificates or in the Collateral;

          (p) any sale by the Lessor, or its successors or assigns, of any of the Properties or any part thereof;

          (q) any consolidation or merger of the Lessee, whether permitted under the terms of the Participation Agreement or otherwise, or the sale, transfer or other disposition by the Lessee of all or substantially all of the assets and/or liabilities of the Lessee or any change in the ownership of the Lessee;

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          (r) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, the arrangement, composition or readjustment of the Lessee, or any other similar proceeding affecting the status, existence, assets or obligations of the Lessee, or the limitation on damages for the breach of, or the disaffirmation of, any of the Operative Documents in any such proceeding;

          (s) any invalidity or unenforceability, for any reason, of the Lease or any other Operative Document, or of any provision thereof, or of any of the obligations, or any defect in the Lessor's title to, or any mortgage or other security interest granted in, any of the Properties or any part thereof; or

          (t) any other cause, whether similar or dissimilar to the foregoing;

it being the intention of the Guarantor that this Guaranty be absolute and unconditional in any and all circumstances and that this Guaranty shall be discharged only by the indefeasible payment in full of all sums and the performance of all obligations with respect to which this Guaranty relates.

     6. An Event of Default under the Participation Agreement shall constitute an Event of Default hereunder.

     7. Notice of acceptance of this Guaranty and notice of the execution and delivery of any other instrument referred to in this Guaranty are hereby waived by the Guarantor.

     8. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations to be paid is rescinded or must otherwise be restored or returned by any Person, upon the insolvency, bankruptcy or reorganization of the Guarantor, or otherwise, all as though such payment had not been made. The provisions of this paragraph shall survive the termination of this Guaranty.

     9. This Guaranty shall remain in full force and effect until payment in full of all sums payable by the Lessee under the Operative Documents, the termination of all commitments thereunder and the performance in full of all obligations of the Guarantor in accordance with the provisions of this Guaranty, subject to reinstatement as provided in Section 8. Subject as aforesaid, the Guarantor's payment obligations hereunder shall be deemed satisfied upon the actual and timely receipt by the Agent of all amounts payable hereunder in full in cash. This Guaranty is a guaranty of payment and performance when due and not a guaranty of collection.

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                                                                 PARENT GUARANTY
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     10. In case any provision of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and any other application thereof shall not in any way be affected or impaired thereby.

     11. TIME IS OF THE ESSENCE IN THIS GUARANTY AND THE TERMS HEREIN SHALL BE SO CONSTRUED. This Guaranty shall be binding upon the Guarantor and its successors and shall inure to the benefit of, and be enforceable by the Lessor and its respective successors and assigns. This Guaranty may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Guarantor, the Agent, the Lessor, the Note Holders and the Certificate Holders. This Guaranty may be enforced as to any one or more defaults either separately or cumulatively.

     12. (a) THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION THERETO) BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

          (b) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any other Operative Document, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that the Note Holders, the Certificate Holders, the Agent or the Lessor may otherwise have to bring any action or proceeding relating to this Guaranty in the courts of any jurisdiction.

          (c) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Operative Document in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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                                                                 PARENT GUARANTY
                                                      Proprietary & Confidential

     13. All notices, demands, requests, consents, approvals and other instruments hereunder shall be given in the manner and at the appropriate address set forth in the Participation Agreement or at such other address as such party shall designate by notice to each of the other parties hereto.

     14. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the amounts which the Guarantor is obligated to pay hereunder and notice of or proof of reliance by the Agent, the Lessor, the Trust, the Note Holders or the Certificate Holders upon this Guaranty or acceptance of this Guaranty. The indebtedness evidenced by the Operative Documents shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty, and all dealings between the Guarantor, the Agent, the Lessor, the Note Holders and the Certificate Holders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

     15. The rules of construction set forth in Appendix A to the Participation Agreement apply to this Guaranty.

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                                                                 PARENT GUARANTY
                                                      Proprietary & Confidential

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.


                                   RITE AID CORPORATION


                                   By: __________________________
                                       Name:
                                       Title:



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